Income Taxes - Schedule of Deferred Tax Assets (Details) (fuboTV Inc. Pre-Merger) (10-K) - Fubo TV Pre-Merger [Member] - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Net operating loss carryforwards	$ 88,759	$ 49,307
Accruals and deferrals	1,864	943
Stock based compensation	102	57
Interest expense limitation	432
Other	6
Total deferred tax assets	91,163	50,307
Valuation allowance	(91,144)	(50,190)
Property and equipment	(19)	(117)
Total deferred tax liabilities	(19)	(117)
Net deferred tax assets